Exhibit 10.3

SECURITY AGENT AGREEMENT

SECURITY AGENT AGREEMENT (this "Agreement"), dated as of March 16, 2020, among Grom Social Enterprises, Inc., a Florida corporation (the “Company”), the lenders reflected on the signature pages hereto (each individually, a "Lender" and collectively, the "Lenders"), and The Crone Law Group, P.C. (the "Security Agent").

WHEREAS, the loans made or to be made by the Lenders to the Company, which will be evidenced by secured convertible promissory notes (collectively herein the “Notes"), are secured by the shares and certain assets of TD Holdings Limited, a Hong Kong corporation (“TDH”), and the shares and certain assets of Top Draw Animation Hong Kong Limited, a Hong Kong corporation (“TDAHK”); and

WHEREAS, since the security of the Notes ranks equally with the security granted to the former owners of TDH and TDAHK, the relationship among the parties is as provided in the Intercreditor Deed, dated the date hereof, a copy of which is attached hereto (the “Intercreditor Deed”; capitalized terms used herein not otherwise defined shall have the respective meanings ascribed to such terms in the Intercreditor Deed); and

WHEREAS, each Lender has determined that it is desirable to provide for the orderly administration of the New Lender Security Document, the stock certificates of TDH and TDAHK, each Seller Share Charge and such other documentation as provided to be delivered to the New Lender Security Agent by appointing the Security Agent, and the Security Agent has agreed to accept such appointment, to receive, hold and deliver, all such documentation (collectively referred to herein as the “Collateral”), all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, each Lender desires to appoint the Security Agent to act on its behalf notwithstanding the role of the Security Agent as legal counsel to the Company.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the parties mutually covenant, warrant and agree as follows:

1.       Appointment of Security Agent. Each of the Lenders hereby appoints the Security Agent (and the Security Agent hereby accepts such appointment) to take any and all action including, without limitation, the maintenance of the Collateral, the exercise of voting rights upon the occurrence and during the continuance of an Event of Default (as such term is defined in the Notes), the application of any cash collateral received by the Security Agent, the making of any demand under the Notes, the exercise of any remedies given to the Security Agent pursuant to the Note and the exercise of any authority pursuant to the appointment of the Security Agent as an attorney-in-fact that the Security Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Documents. Upon disposition of the Collateral in accordance with the Security Documents, the Security Agent shall promptly distribute any cash or Collateral in accordance with the terms hereof. The Security Agent will not be required to act hereunder in connection with Notes or the Intercreditor Deed the issuance of which was not disclosed in writing to the Security Agent nor will the Security Agent be required to act on behalf of any assignee of Notes without the written consent of Security Agent.

2. Power of Attorney. To effectuate the terms and provisions hereof, each of the Lenders hereby appoints the Security Agent as its attorney-in-fact (and the Security Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement, including, without limitation, taking any action and executing any instrument (including the Intercreditor Deed) that the Security Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof and pursuant to the Intercreditor Deed. All acts done under the foregoing authorization are hereby ratified and approved and neither the Security Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

3.       Expenses of the Security Agent. The Lenders shall pay any and all reasonable costs and expenses incurred by the Security Agent, including, without limitation, reasonable costs and expenses relating to all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, and the enforcement, protection and adjudication of the parties' rights under the Intercreditor Deed and hereunder by the Security Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Security Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

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4.       Waiver of Conflict of Interest. Each Lender expressly agrees and acknowledges that the Security Agent is acting as legal counsel for the Company in connection with the Intercreditor Deed, the Notes, this Agreement and the transactions contemplated hereby, has acted as counsel to the Company in the past and will continue to act as legal counsel for the Company and such other interested parties from time to time, relating to the Notes as well as other related or unrelated corporate or dispute related matters. Notwithstanding the foregoing, each of the Company and the Lenders consents to the appointment of the Security Agent hereby and further consents to the continued representation by Crone Law Group, P.C.  as legal counsel for the Company on various matters (including and without limitation, the within transaction) from time to time and waives any claim that such representation represents a conflict of interest on the part of the Security Agent. The Company and each Lender understands and acknowledges that the Security Agent is relying explicitly on the foregoing provision in entering into this Agreement and to the continuing representation of the Company as counsel.   Notwithstanding the forgoing consent and waiver of conflicts of interest, nothing herein shall be deemed to create a waiver of the pre-existing and ongoing attorney-client privilege between the Company and the Security Agent. The Security Agent further reserves the right to resign at any time from any legal matter or in its capacity as security agent hereunder.

5.       Duties of the Security Agent; Standard of Care.

(a)       The Security Agent's only duties are those expressly set forth in this Agreement, and the Security Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Security Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

(b)       The Security Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

(c)       Any funds held by the Security Agent hereunder need not be segregated from other funds except to the extent required by law. The Security Agent shall be under no liability for interest on any funds received by it hereunder.

(d)       The Security Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by email, telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Security Agent.

6.       Resignation. The Security Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within five (5) business days of the giving of such notice, a successor collateral agent shall be appointed by a majority in interest of the holders of the Notes; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, and notify the Security Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Security Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Security Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Security Agent but shall not be obligated to take any action hereunder. The Security Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

7.       Exculpation. The Security Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Security Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Security Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

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8.       Indemnification. The Lenders hereby agree to indemnify, reimburse and hold harmless the Security Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

9.       Miscellaneous.

(a)       Rights and Remedies Not Waived. No act, omission or delay by the Security Agent shall constitute a waiver of the Security Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Security Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

(b)       Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

(c)       Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

(i)       In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Security Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (A) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (B) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LENDER AGREES THAT THIS SECTION 9(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE SECURITY AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 9(c) WERE NOT PART OF THIS AGREEMENT.

(ii)       Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

(d)       Admissibility of this Agreement. Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by email or telecopier for delivery to the Security Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

(e)       Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to such party’s addresses set forth on the signature page hereto (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein).

(f)       Fee. Upon the execution and delivery of this Agreement, the Company shall pay the Security Agent the sum of $5,000 for its services hereunder.

(g)       Amendments and Modification; Additional Lender. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Security Agent and receiving a signed acknowledgement from the Security Agent.

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(h)       Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. The delivery of an executed counterpart of this Agreement by electronic means, including by facsimile or by "pdf" attachment to email, shall be deemed to be valid delivery thereof binding upon all the parties hereto.

(i)       Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

(j)       Independent Counsel; Captions. This Agreement shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Agreement shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this Agreement. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement. The headings contained in this Agreement are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(k)       Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Security Agent Agreement as of the day and year first written above.

GROM SOCIAL ENTERPRISES, INC. By: ______________________ Name: Melvin Leiner Title: Executive Vice President THE CRONE LAW GROUP, P.C. By: _____________________ Name: Mark E. Crone Title: Principal

LENDERS

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